UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 31, 2025

Benchmark 2025-V13 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002049534)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

German American Capital Corporation

(Central Index Key number: 0001541294)

Bank of Montreal

(Central Index Key number 0000927971)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-08	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 19, 2025 (the “Closing Date”), the Benchmark 2025-V13 Mortgage Trust (the “Issuing Entity”) issued the Benchmark 2025-V13 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-V13, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2025 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity filed with the Securities and Exchange Commission (the “Commission”) on February 21, 2025 under Commission File No. 333-262701-08. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, (i) the Whole Loan (the “Pinnacle Hills Promenade Whole Loan”) relating to the Mortgage Loan (the “Pinnacle Hills Promenade Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Pinnacle Hills Promenade and (ii) the Whole Loan (the “Renaissance New York Midtown Hotel Whole Loan” and, collectively with the Pinnacle Hills Promenade Whole Loan, the “Servicing Shift Whole Loans”) relating to the Mortgage Loan (the “Renaissance New York Midtown Hotel Mortgage Loan” and, collectively with the Pinnacle Hills Promenade Mortgage Loan, the “Servicing Shift Mortgage Loans”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Renaissance New York Midtown Hotel were required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On March 31, 2024, the respective Servicing Shift Lead Notes relating to the Servicing Shift Whole Loans were contributed to the commercial mortgage securitization transaction (the “BMO 2025-5C9 Securitization”) involving the issuance of the BMO 2025-5C9 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-5C9 (the “BMO 2025-5C9 Certificates”). Upon the issuance of the BMO 2025-5C9 Certificates, the servicing and administration of the Servicing Shift Whole Loans are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the BMO 2025-5C9 Certificates, dated as of March 1, 2025 (the “BMO 2025-5C9 Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor (the “BMO 2025-5C9 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, N.A., as certificate administrator and as trustee.

The BMO 2025-5C9 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BMO 2025-5C9 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BMO 2025-5C9 Pooling and Servicing Agreement applicable to the servicing of the Servicing Shift Mortgage Loans are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on February 11, 2024 pursuant to Rule 424(b)(2) under Commission File Number 333-262701-08, but will differ in certain respects as described below and, treating the BMO 2025-5C9 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon a Servicing Shift Whole Loan becoming a specially serviced loan under the BMO 2025-5C9 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to such Servicing Shift Whole Loan accruing at a rate equal to 0.25% per annum, subject to a minimum monthly special servicing fee of $5,000 for such Servicing Shift Whole Loan.
•	In connection with a workout of a Servicing Shift Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection of interest (excluding default interest and excess interest) and principal (other than any amount for which a liquidation fee would be paid) received on the subject Servicing Shift Whole Loan for so long as it remains a corrected Whole Loan, subject to a maximum workout fee of $1,000,000 in the aggregate for such Servicing Shift Whole Loan, and further subject to a minimum workout fee of $25,000 in the aggregate for such Servicing Shift Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of a Servicing Shift Whole Loan or related REO Property, subject to a maximum liquidation fee of $1,000,000 in the aggregate for such Servicing Shift Whole Loan, and further subject to a minimum liquidation fee of $25,000 in the aggregate for such Servicing Shift Whole Loan.
•	The Mortgaged Property relating to a Servicing Shift Whole Loan will be subject to inspection (A) at least once every calendar year if the related Pari Passu Companion Loan contributed to the BMO 2025-5C9 Securitization has an outstanding principal balance of $2,000,000 or more and (b) at least once every other calendar year if the related Pari Passu Companion Loan contributed to the BMO 2025-5C9 Securitization has an outstanding principal balance of less than $2,000,000, in each case commencing in 2026, in a manner substantially similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	BMO 2025-5C9 Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 4, 2025	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

		By:	/s/ Richard Simpson
			Name:	Richard Simpson
			Title:	President

BMARK 2025-V13 – Form 8-K